UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 12, 2008

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

(b)     On February 12, 2008, Mr. Don H. Davis, Jr. provided notice of his intention to retire from the Board of Directors of Journal Communications, Inc. (the “Company”). Mr. Davis’ retirement will be effective as of the Company’s Annual Meeting of Shareholders to be held on May 1, 2008. Mr. Davis is retiring from the Company’s Board of Directors as part of his personal retirement plans and there have been no disagreements between the Company and Mr. Davis.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: February 13, 2008	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President and General Counsel